Fixed Income Investor Forum Countrywide Financial Corporation February 2005

Meeting Agenda Industry & Company Overview Angelo R. Mozilo Financial Overview Keith McLaughlin Liquidity Overview Jennifer Sandefur Banking Carlos Garcia Risk Management Nick Krsnich Q & A Lunch

Investor Forum Industry & Company Overview Angelo R. Mozilo Chairman & CEO Countrywide Financial Corporation

Industry Overview

Industry Overview 2005 Economic Forecast (1) Economic growth to slow slightly from 3.7% to 3.5% Productivity growth estimated to be about 2.5% Job growth to range between 125K - 150K per month Unemployment to fall slightly to about 5.1% "Core" Inflation expected remain within Fed's forecasted range of 1.50 - 2.00% Fed expected to continue to move steadily to remove accommodation Accommodation is estimated to be removed at funds rate in the range of 3.0% - 3.5% Yield curve expected to continue to flatten Fed Funds rate in the range of 3.0 - 3.5% with a 10-year Treasury yield ranging from 4.0 - 5.0%, with an ending yield of 4.5% (1) Source: CFC Economic Outlook - January 2005

Industry Overview 2005 Economic Forecast (1) (continued) Housing Fundamentals still "strong" Household formations expected to be 1.5 million Existing single family home sales of 6.3 million Rising rates not expected to significantly impact affordability Price appreciation to slow significantly to between 0 and 3% Mortgage volumes Volumes expected to decline to around $2.3 trillion Increased demand for Home Equity products ARM loans expected to remain very popular Refinance activity to decline (1) Source: CFC Economic Outlook - January 2005

Low Most Likely High Household growth 0.011 0.0125 0.014 Ownership growth 0.003 0.005 0.006 Price Appreciation 0.04 0.05 0.06 Leverage Growth 0.014 0.015 0.016 Total 0.07 0.0825 0.095 Industry Overview Stable Growth In Mortgage Debt Outstanding (dollars in trillions) 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 9/30/2004 2005 2006 2007 2008 Mortgage Debt outstanding 289 313 348 388 424 464 522 608 714 831 932 1004 1037 1123 1249 1449 1647 1825 2049.9 2273.6 2504.1 2683.5 2857.5 3017.3 3186.6 3344.3 3555.4 3779.3 4084.8 4459.5 4828.9 5295.7 5923.3 6658.1 7261 8633 9302 10016 11018 Source: Federal Reserve Board 8.4% Annual Growth 1993-2003 Total Mortgage Debt Outstanding 8.25% 7.00% 9.50% Mortgage Debt Outstanding 2004-2013 Projected Growth (1) (1) Source: Projection Data 2004 through 2013 - Homeownership Alliance - America's Home Forecast 1993 - 2003 data - U.S.Census Bureau, Freddie Mac and Federal Reserve Board. Growth Drivers 9% Growth

Industry Overview Drivers Of Future Mortgage Demand Demand for housing is expected to be strong over the next decade The number of homes built over the next decade estimated to reach 18.5 - 19.5 million, compared to 16.4 million in the 1990s (1) Mortgage originations are projected to average greater than $2.5 trillion per year through 2013 (2) What factors will drive housing demand in the next decade? Immigration Land use restrictions Innovations in mortgage financing Sophisticated supply management by home builders (1) Source: The State of the Nation's Housing - Joint Center for Housing Studies at Harvard University. Includes second homes and replacement homes (2) Source: America's Home Forecast - Homeownership Alliance, and Company estimates

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Purchase Volume 389.3 387.8 473.82 489.6 584.44 499.81 557.35 592.14 828 910.14 922.59 1009.35 1169.32 1280 1585 Non-Purchase Volume 68.7 174.2 420.18 530.4 184.56 139.19 227.65 241.86 828 468.86 216.41 1233.65 1682.68 2530 1266 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 9/1/2004 Total 30 50 33 32 39 43 89 75 62 138 252 434.864 175.87 Average Ten-Year Treasury Yield 0.009 0.017 0.034 0.049 0.07072159 0.06567937 0.0643176 0.06343249 0.05255266 0.05632723 0.06017639 0.05002786 0.04588263 0.03994795 0.0426 Industry Overview Total Origination 10-year CAGR 14% Purchase Market 10-year CAGR 10% (dollars in trillions) Source: MBA Purchase Volume Non-Purchase Volume $0.6 $1.6 $0.8 $2.9 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 9/1/2004 Total 30 50 33 32 39 43 89 75 62 138 252 434.864 175.87 Average Ten-Year Treasury Yield 0.009 0.017 0.034 0.049 0.07072159 0.06567937 0.0643176 0.06343249 0.05255266 0.05632723 0.06017639 0.05002786 0.04588263 0.03994795 0.0426 $0.6 $0.8 $0.8 $1.7 $1.4 $1.1 $2.2 $2.9 $3.8

Industry Overview MBS Issuance Shifting Away From GSEs with Emergence of Non-Agency Market 2000 2001 2002 2003 2004 GNMA 103.252 172.762 172.583 219.117 126.72 FHLMC 165.624 389.611 547.056 713.417 365.15 FNMA 210.205 525.321 723.299 1198.616 527.15 Non-Agency 135.959 267.32 413.955 586.216 864.15 Total 615.04 1355.014 1856.893 2717.366 1883.16 GSEs Non-Agency 2002 1442.938 413.955 West 34.6 31.6 North 45 43.9 (1) Source: Inside MBS & ABS GSEs Non-Agency 2002 1007.04 864.15 West 34.6 31.6 North 45 43.9 Total MBS Issuance 2002 MBS Issuance Composition 2004 MBS Issuance Composition Agency MBS issuance has decreased 30% since 2002 ($ in billions) $615 $1,355 $1,857 $2,717 $1,871 $414 $1,443 $864 $1,007

Industry Overview "Affordability Products" Demand Fuels Non-Agency Issuance Prime Subprime Alt-A Home Equity Other Non-Agency MBS Issuance 233.3781 362.5493 158.5858 49.1233 60.5157 2002 (1) Source: Inside MBS and ABS (2) Other is primarily "scratch and dent" and "Re-MBS" collateral Prime Subprime Alt-A Home Equity Other Non-Agency MBS Issuance 171.534 122.68 53.462 24.803 41.47 Non-Agency Issuance By Collateral Type (1) (2) 2004 Evolution of non-agency issuance underscores the increasing depth of liquidity in this market "Affordability products" a large driver of Non-Agency production in 2004 Hybrid Arms - $537 B - 53% I/O - $206 B - 23% HELOCs - $36 B - 4% Subprime MBS issuance increased 195% from 2002, and comprised 42% of total issuance ARM mortgages, particularly hybrids, comprised 62% of all non-agency MBS collateral

Industry Overview Implication of The Initiative to Reduce Required Minimum Servicing Fees Reducing the required minimum servicing fee would result in significant benefits to mortgage servicers Provide capital relief Reduce MSR asset and P&L impact of impairment Decrease hedging costs Competitive advantage for low cost operators like Countrywide Servicing could still be performed profitably Intrinsic value of customer relationship not reflected in MSR valuation GAAP valuation only considers contractual cash flows Cross-sell opportunities and recapture benefits not considered

Company Overview

Company Overview 2004 Financial Results (dollars in millions, except per share data) EPS results have been restated to reflect all prior stock splits

Source: Inside Mortgage Finance Company Overview #1 Originator & Top Market Share Growth in Top 5 2000 2001 2002 2003 2004 Top 5 0.3 0.38 0.44 0.47 0.45 Top 25 0.61 0.71 0.74 0.77 0.8 Full year 2004 originations totaled $363 billion, the second best year in Company history Countrywide was the largest grower of market share among the top 5 originators in 2004 Rankings by product #1 ARM lender #1 Conforming lender #1 Jumbo lender Market Share

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Purchase 3.7 6.7 8 13 19 23 25 28 39 44 48 53 86.44 129.78 176.48 Non-purchase 0.6 3 22 37 14 9 14 15 50 31 14 86 165.46 305.084 186.52 Total 4.3 9.7 30 49 32 32 39 43 89 75 62 138 252 434.864 363 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Total 30 50 33 32 39 43 89 75 62 138 252 434.864 175.87 Countrywide Total Market Share 0.009 0.017 0.034 0.049 0.042 0.049 0.049 0.05 0.061 0.058 0.059 0.067 0.094 0.116 0.129 Market Share Company Overview Strong Production Market Share Growth (dollars in billions) Market Share Source: Inside Mortgage Finance

Company Overview Continued Salesforce Expansion Drives Purchase Production Growth Purchase Production Production Sales Force 12/31/2000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 Branches 2624 3952 6090 8681 12833 Period Ended 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 12/1/2000 Dec-01 Dec-02 Dec-03 Dec-04 Purchase 3.7 6.7 8 13 19 23 26 28 38 44 48 53 86.44 129.8 176.4

Source: Inside Mortgage Finance Company Overview #1 Servicer & Top Market Share Growth in Top 5 2000 2001 2002 2003 2004 Top 5 0.316 0.362 0.385 0.386 0.415 Top 25 0.609 0.622 0.63 0.641 0.675 The servicing portfolio reached $838 Billion at year end, growing 30% in 2004 Countrywide was the largest "organic" grower of market share among the top 5 servicers in 2004 Consolidation among the top servicers continued in 2004, with market share of the top 5 growing from 39% in 2003 to 42% last year Market Share

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Servicing Portfolio 15 24 50 80 111 134 155 177 209 246 285 337 452 644.855 838 Period End Ten Year Treasury Yield 0.08067 0.06699 0.06689 0.05794 0.07822 0.05572 0.06418 0.05742 0.04648 0.06442 0.05112 0.05051 0.038 0.042 0.0424 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 9/1/2004 Total 30 50 33 32 39 43 89 75 62 138 252 434.864 175.87 Average Ten-Year Treasury Yield 0.009 0.017 0.034 0.049 0.07072159 0.06567937 0.0643176 0.06343249 0.05255266 0.05632723 0.06017639 0.05002786 0.04588263 0.03994795 0.0426 Company Overview Continuous Servicing Portfolio Growth (dollars in billions) CFC Servicing Portfolio Average 10-year Treasury Yield

Company Overview Consolidated Earnings Mix Continues To Evolve Mortgage Banking Capital Markets Banking Insurance Global & Other East 2335.713 479 582 160 38 FY98 FY99 FY00 FY01 CY01 CY02 CY03 CY04 East 32 43 66 119 170 367.903 893.556 1260.158 (dollars in millions) Pre-tax Earnings from Diversified Businesses Pre-tax Earnings Twelve Months Ended December 31, 2004 Percentages may not sum to total due to the effects of rounding 80% 5 Year CAGR

Investor Forum Financial Overview Keith McLaughlin Executive Managing Director, Chief Financial Officer Countrywide Financial Corporation

Financial Overview Consolidated Pre-tax Earnings (dollars in millions) Numbers may not total exactly due to the effects of rounding

Financial Overview Mortgage Banking Pre-tax Earnings (dollars in millions) Numbers may not total exactly due to rounding

Financial Overview - Mortgage Banking Production Income Statement (1) Basis points determined based on loans sold (dollars in millions)

Financial Overview - Mortgage Banking Production Mix Conforming Alt-A Jumbo FHA/VA Home Equity Subprime Other East 138.846 46.057 94.522 13.247 30.893 39.441 0 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Securities Trading 8 10 9 8 9 12 5 8 10 16 36 91.82 189.931 ARM Volume Production Volume Twelve Months Ended December 31, 2004 (dollars in billions)

Financial Overview - Mortgage Banking Servicing Income Statement (dollars in millions)

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Servicing Portfolio 15 24 50 80 111 134 155 177 209 246 285 337 452 644.855 838 Weighted Average Coupon 0.074 0.078 0.078 0.078 0.075 0.075 0.078 0.075 0.069 0.061 0.059 2000 2001 2002 2003 2004 MSR Cap Rate 0.0215 0.0174 0.0122 0.0117 0.0117 Financial Overview - Mortgage Banking Continuous Servicing Portfolio Growth (dollars in billions) (1) MSR Cap rate as of November 30th for 2000 and 2001 and December 31st for 2002, 2003 & 2004 Servicing Portfolio, WAC & MSR Cap Rate (1)

Financial Overview - Diversified Businesses Pre-tax Earnings Review (dollars in millions) Numbers may not total exactly due to the effects of rounding

Financial Overview - Diversified Businesses Banking Sector (dollars in millions) Numbers may not total exactly due to the effects of rounding

Financial Overview - Diversified Businesses Treasury Bank Sector (dollars in millions) Numbers may not total exactly due to the effects of rounding

Financial Overview - Diversified Businesses Capital Markets Pre-tax Income (dollars in millions)

Financial Overview - Diversified Businesses Insurance Sector (dollars in millions) Numbers may not be exact due to rounding (1) Includes the Balboa Life and Casualty Group and Countrywide Insurance Services Group.

Mortgage Banking Cash Flow Analysis

Financial Overview Mortgage Banking Cash Flow Analysis

2005 Guidance

Revised 2005 Earnings Guidance (See Disclaimer at end of Presentation) Countrywide consolidated earnings forecast Diluted EPS of $3.45 to $4.45 Market forecast Average 10-Year U.S. Treasury yield of 4.0% to 5.0% for the year Mortgage originations of $2.0 trillion to $2.9 trillion Countrywide segment forecast Mortgage Banking pre-tax earnings of $1.8 billion to $2.6 billion Diversified Businesses pre-tax earnings of $1.7 billion to $1.9 billion

Revised 2005 Earnings Guidance Production & Servicing Detail (See Disclaimer at end of Presentation) Production forecast Average market share of 14.5% to 15.5% (1) Funding volume of $300 billion to $420 billion (1) Pre-tax margin of 35 bps to 55 bps (2) Production revenue of 165 bps to 170 bps Production expenses of 110 bps to 135 bps Servicing forecast Average servicing portfolio of $950 billion to $980 billion (3) Net pre-tax margin of 3 bps to 12 bps (1) Includes production from the Mortgage Banking and Capital Markets segments and Countrywide Bank (2) Excludes earnings from Capital Markets and Treasury Bank production (3) Total portfolio, including subservicing; average is computed as an average of the monthly average balances

Revised 2005 Earnings Guidance Risk Factors (See Disclaimer at end of Presentation) Level of interest rates Volatility of interest rates MSR net recovery (impairment) might not be offset in same period by macro-hedge Price competition Could affect level of production margins, market share or both Other factors including, but not limited to, those listed in: CFC's SEC filings Disclaimer at the end of this presentation

Investor Forum Liquidity Overview Jennifer Sandefur Senior Managing Director & Treasurer Countrywide Financial Corporation

FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 CY01 CY02 CY03 CY04 Countrywide Financial Corp Consolidated 693.105 880.137 942.558 1319.755 1611.531 2087.943 2518.885 2887.879 3559.264 4087.642 5161.133 8084.716 10428.443 2/28/1993 2/28/1994 2/28/1995 2/28/1996 2/28/1997 2/28/1998 2/28/1999 2/28/2000 2/28/2001 12/31/2001 12/31/2002 12/31/2003 12/31/2004 Weighted Average Coupon 0.0602 0.06129 0.07201 0.06098 0.06552 0.05622 0.05287 0.06409 0.04896 0.05051 0.03816 0.04248 0.042 Liquidity Overview Consistent Equity Growth In A Variety Of Interest Rate Environments (dollars in billions) $10.3 $0.7 Ten Year U.S. Treasury Bond Yield $0.9 $0.9 $1.3 $1.6 $2.1 $2.5 $2.9 $3.6 $4.1 $5.2 $8.1

Liquidity Overview Conservative Capital Structure

Liquidity Overview Highly Liquid Balance Sheet and Conservative Capital Structure December 31, 2004 (dollars in billions) Note: Data may differ from other portions of the presentation due to the effects of rounding.

Liquidity Overview Liquidity Management Framework Ensure sufficient liquidity exists to withstand a 12-month credit event Maintain sufficient unused highly reliable sources of liquidity to ensure normal operations during a credit event Maintain adequate and reliable sources of liquidity to finance normal operations in the near term. Establish liquidity at least 90 days in advance of need Sources of liquidity must be asset-specific Finance assets consistent with their liquidity profile and the market's financing capacity Minimize costs in conjunction with duration considerations 100% of less liquid assets are financed with long-term capital Manage fixed income investor and creditor exposure to minimize counterparty risk Evaluate actual positions against maximum exposure limits by: Total and average outstandings Aggregate and individual commitments Aggregate short-term outstandings to any one counterparty Limit aggregate less reliable (uncommitted) liquidity sources Control distribution of debt by any one dealer to optimize distribution

Liquidity Overview 37% of Liquidity Sources are Highly Reliable (dollars in billions) Data may differ from other portions of the presentation due to the effects of rounding Uncommitted Highly Reliable Liquidity 0.63 0.37 December 31, 2004

Liquidity Overview Highly Reliable Liquidity Cushion is Strategically Managed to Finance Normal and Stressed Environments December 31, 2004, Stressed Data may differ from other portions of the presentation due to the effects of rounding. (dollars in billions)

Liquidity Overview Issuance Strategy - Globalization of Investor Base (dollars in billions)

Liquidity Overview Issuance Strategy - Maturity Schedule (dollars in billions) Principal Outstanding

Liquidity Overview Issuance Strategy for Countrywide Debt is Changing Changes: Issuer: Historically: Countrywide Home Loans, Inc. March 2005: Countrywide Financial Corporation Guarantor: Historically: Countrywide Financial Corporation March 2005: Countrywide Home Loans, Inc. No Change: Debt Ratings: A1/P2/F1; A/A3/A Unsecured CP Liquidity Support: 100% Primary Reasons: Long-term support for strategic diversification of Countrywide Financial Corporation Greater transparency on use of proceeds from debt issuance

Investor Forum Banking Carlos M. Garcia Executive Managing Director, Chief of Banking & Insurance Operations Countrywide Financial Corporation

Efficient banking model and strategy that has the capacity to grow organically and support CFC's strategic objectives Expanding a scalable, low cost deposit franchise leveraging off Countrywide's existing branch infrastructure Building a loan portfolio comprised of single-family residential loans to prime-quality borrowers Represents relatively low credit risk Leverages strengths of the parent Mortgage assets sourced through Countrywide production channels Adding significant strategic value to CFC through diversification of funding sources and revenue Enjoying unprecedented success $41 billion in assets at December 2004 15% of consolidated pre-tax earnings for the year ended 2004 58 financial centers in 10 states Countrywide Bank Leveraging Countrywide's Core Competencies

Countrywide Bank Provides Significant Strategic Value To CFC Funding and liquidity strength Retail and Commercial Deposits, FHLB Advances, Fed Funds, Broker Deposits Liquid assets on balance sheet Mortgage market dominance ARM funding vehicle Efficient vehicle to portfolio credit risk Increased consumer franchise value Broadening of consumer brand Scalable deposit franchise Product sales synergies Incremental earnings Funding cost advantage Stable spread income Improved leverage Income associated with synergistic mortgage businesses Federal preemption

Retail Deposit Franchise - Defining The Model Uniquely Positioned With Compelling Value Countrywide Bank has redefined Retail Banking with its unique delivery channels and a low overhead structure, combining the best of internet, call center, national-direct, and traditional competitive offerings National / Direct Brick & Mortar CWB Multi-channel access Limited product line Low cost ? High rates High touch Limited access (phone / internet) Limited product line Low cost ? High rates Low Touch Full access Full product line High cost ? Low rates High touch

Retail Deposit Franchise - Scalability Financial Center Expansion Is A Strong Growth Driver Financial Centers provide a cost effective distribution channel Financial Centers provide ability to grow deposit market Staffed by 1-2 persons Approx. 400 square feet Currently 58 growing to 82 by year end 2005 Model easily scales to $100 Billion Through 2004 Through 2004 Through 2004 2005 Chicago Los Angeles Philadelphia Dallas/Ft. Worth Houston Tampa Pittsburgh Sarasota/ Naples Oakland San Francisco Orlando Denver Newark Orange County Bergen-Passaic San Jose Ventura County Little Rock New York Detroit Boston Cleveland Phoenix 58 Financial Centers 58 Financial Centers

Retail Deposit Franchise - Enablers Focused On Building Value Drivers Countrywide Bank consistently gives customers competitive rates, offers multi-channel access, and a world-class customer experience Key enablers in achieving these advantages are the development and management of a superior sales culture, selective product diversification, and optimization of marketing and delivery channels Optimization of Marketing Selective Product Diversification Superior Sales Culture Efficient Delivery Channels Lowest Cost Deposit Gatherer ? Competitive Rates ? Multi-Channel Access ? World-Class Experience Above Average Returns Scale & Diversification Customers Investors Value Drivers

Retail Deposit Franchise - Defining The Model Focus On Large Deposit Growth Markets By Type Deposit Market By Employment Transaction Accounts Checking -- $0.2T 0.05 0.2 Self-Employed 0.26 CDs CDs -- $1.4T 0.31 1.3 Wage Earner 0.43 Retirement Accounts Savings -- $2.8T 0.64 2.8 Retired 0.32 Mututal Funds CD Market -- $1.4T Households 55+ control 77% Savings Market -- $2.8T Households 55+ control 53% Graying of America Population 55+ is projected to grow 5X faster than overall US population through 2010 Sources: Federal Reserve Flow of Funds, June 2004; 2001 Federal Reserve Survey of Consumer Finances FDIC Insured Household Deposit Market $4.4 Trillion CD & Savings Markets Present Greatest Opportunity

Retail Deposit Franchise Substantial Opportunity For Growth In Retail Deposit Space

Deposit Growth Expanding the Franchise Deposit Funding Products Current Retail CDs Brokered CDs Retail MMDA Commercial MMDA Expansion ACH enabled MMDA Commercial Transaction Accounts Investment products Depository Funding Channels Financial Centers Call Centers Internet CHL Servicing Portfolio Commercial Accounts Premier Banking Commercial Account Representatives 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 2005E 2008E Com'l CDs 1.5 Brokered CDs 0.1 0.278 0.701 1.192 2.001 2.864 3.674 7.3 Retail Time Deposits 1.6 2.02 2.59 3.2 4.2 5.436 6.696 12.6 Money Market 0 0.05 0.075 0.2 0.8 0.5 0.719 3.1 Commercial 0 0 0 0 0.7 0.956 2.5 Total 1.6 2.4 3.4 4.8 7.1 9.6 12.1 25.5 0.278 0.701 1.192 2.001 2.864 7.3 Deposit Franchise (dollars in billions) 49% 29% 12% 10%

Asset Growth And Management Building High Quality Assets Asset Types Loans Prime 1st liens Prime HELOCs Prime fixed 2nds Securities MBS securities Sources of Loans CHL production divisions Correspondents Bulk purchases 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 2005E 2008E 1st Lien 938 2089 4274 6514 8527 11196 13985 18877 22663 46419 HELOCs 700 1723 2892 3814 4697 6074 7513 9672 10037 14604 Fixed 2nds 267 413 648 946 1100 1275 1327 1516 1530 3188 TOTAL 1903 4220 7808 11274 14686 18965 22830 30065 34230 64200 1st Lien 0.49 0.5 0.55 0.58 0.59 0.6 0.61 0.61 HELOCs 0.37 0.41 0.37 0.34 0.33 0.33 0.33 0.33 Fixed 2nds 0.14 0.1 0.08 0.08 0.08 0.07 0.06 0.06 TOTAL 1 1 1 1 1 1 1 1 Net Loans Outstanding (dollars in billions) 72% 23%

Asset-Liability Management Investing in Short Duration Assets Acquire/originate shorter duration assets HELOCs ARMs Fixed-rate seconds Short-duration CMOs Match-fund assets Escrow balances tied to Libor Term of retail time deposits influenced through pricing Term and structure of FHLB advances and brokered deposits chosen to achieve desired overall risk profile <1-Year 1Yr to 3Yr 3Yr+ Assets 0.590000000130967 0.21 0.2 Liabilities 0.57 0.23 0.2 Asset & Liability Maturity/Repricing Schedule (1) (1) As of December 31, 2004 Effective Management Protects Income & Equity

12/31/2002 12/31/2003 12/31/2004 2005E 2008E Equity 0.6 1.5 2.925 4.8 Borrowings 1.3 8.17 18.025 34.4 Escrow Deposits 2.2 5.89 7.901 14.4 Deposit Franchise 0.9 3.42 12.112 26.7 5 19 41 80 18% 33% 43% 6% Funding Sources and Composition Scalable Deposit Franchise and Borrowings Fund Majority of Growth The deposit franchise drives planned balance sheet growth Funding sources and composition Deposit franchise FHLB and other borrowings Escrow deposits Funding Composition (dollars in billions)

Diversification of Revenue Expansion of Balance Sheet Generates a Large Growing Base of Net Interest Income 2001 2002 2003 2004 2005E Net Interest Income 5 63 271 670 1375 305% CAGR Net Interest Income (dollars in billions)

Countrywide Bank Enjoying Unprecedented Success Banking pre-tax earnings rose to $534 million in 2004, up 133% from 2003 Bank assets grew 111% in 2004, reaching $41 billion at year end Deposits reached $20 Billion driven by strong growth retail CDs and Money Market products Bank received A/A-1 counterparty credit rating from Standard & Poor's 2005 Guidance $81 billion in assets $1.1 Billion in pre-tax earnings Earnings Growth Asset Growth(1) 12/31/2001 12/31/2002 12/31/2003 12/31/2004 Dec-05E CY'08E Pre-tax Earnings 0.5 53 229 534 1150 2000 172 0.5 53 229 534 1150 11/30/2001 12/31/2002 12/31/2003 12/4/2004 Dec-05E Dec-08E Countrywide Bank 0.88 5.1 19.4 41 81 120 6 0.88 5.1 19.4 41 81 120 (1) Countrywide Bank only; excludes Warehouse Lending 592% CAGR 199% CAGR

Investor Forum Risk Management Nick Krsnich Senior Managing Director & Chief Investment Officer Countrywide Financial Corporation

CFC Risk Management CFC Risk Management Market Risk Management Countrywide Financial Corporation Servicing Production Treasury Bank Credit Risk Management Residuals Loan Loss Reserves

Market Risk Management

CFC Risk Management $10 Billion Equity Book Value Risk Profile Equity Market Risk Credit Risk Operational Risk AL Profile 11/2004 9015 1095 156 162 Equity Market Risk Credit Risk Operational Risk Contingency 11/2004 8037 1912 204 275 Asset-Liability Risk Profile Contingent Risk Profile Equity @ 12/31/04 $10,310 million Market Risk $1,095 million Credit Risk $156 million Operational Risk $162 million Equity @ 12/31/04 $10,310 million Market Risk $1,912 million Credit Risk $204 million Operational Risk $275 million

Market Risk Management Sensitivity Over Time Market Value Sensitivity over Various Production Horizons Note: Values shown are for illustrative purposes only and do not represent actual values

Market Risk Management Countrywide Financial Corporation (dollars in millions) Note: Values shown are for illustrative purposes only and do not represent actual values

Market Risk Management Servicing Risk Profile (dollars in millions) Note: Values shown are for illustrative purposes only and do not represent actual values

Market Risk Management Residual Interests Risk Profile (dollars in millions) Note: Values shown are for illustrative purposes only and do not represent actual values

Market Risk Management Sensitivities Over Short Horizon See footnotes at end of presentation

Market Risk Management Market Risk - Loan Inventory & Pipeline -100 -75 -50 -25 Base 25 50 75 100 Pipeline/Inventory 134.6 79.1 0 -127.5 -282.9 Forward Sales -235.1 -136 0 170.6 367.4 Call Options 113 43.5 0 -10.1 -11.6 Put Options -6.5 -5.2 0 16.9 37 Net Position 6 -18.7 0 50 109.9 (dollars in millions) Note: Values shown are for illustrative purposes only and do not represent actual values

Market Risk Management Market Risk - Countrywide Bank (dollars in millions) Note: Values shown are for illustrative purposes only and do not represent actual values -100 -50 Base 50 100 200 300 Investments 53729 39250 - -96819 -209829 -269135 -376789 Loan Portfolio 284163 178251 - -221724 -452732 -813807 -1262803 Time Deposits -176218 -88510 - 90662 183571 376137 568580 Escrow Deposits -10004 -4990 - 4806 9605 8637 8637 FHLB Advances -333922 -165034 - 161393 319159 593557 878922 Net Position -153903 -23904 - -23554 -82621 -104609 -183454

Credit Risk Management

Credit Risk Management CFC is Well-Positioned for a Changing Market Primary market is transitioning Less origination volume Moderating home price appreciation Changing mix Less rate refinances, more purchases and cash-out Less first lien prime, more subprime and HELOC CFC well-positioned for new environment Extensive use of structures to sell or limit CFC's credit risk Comprehensive system of loan-level measures to manage credit risk

Credit Risk Management Process - Controls and Executions Limit Exposure

Credit Risk Management Process - Loan-Level Measures Credit policy determines acceptable credit risks and establishes and maintains standards Underwriting applies credit policy to loans / transactions Quality control activities include: Measure and assess adherence: Assess reserve adequacy Investor & insurer specific requirements and audits Surveillance includes: Mix and attribute monitoring Performance monitoring Loss mitigation minimizes CFC and investor credit losses

Credit Risk Management Typical Exposures and Reserve Approach On Balance Sheet Both On & Off Govt or GSE Securitization Private Securitization Whole Loan Sale HFS (inventory), HFI (primarily T-Bank) and Servicing Advances Mortgage Reinsurance Conforming Conv, FHA, VA high R&W Risk R&W Risk R&W Risk Nonconforming Conventional N/A R&W Risk R&W Risk Expanded Criteria (Alt A) high R&W Risk R&W Risk R&W Risk Subprime All Credit Risk except unexpected and catastrophic All Credit Risk except unexpected and catastrophic R&W Risk HELOCs N/A All Credit Risk except unexpected and catastrophic R&W Risk Fixed Seconds N/A R&W Risk R&W Risk HFI: 12 months converage on current loans (< 60 days delinquent) & Lifetime coverage on impaired (60+) HFS: lifetime coverage at expected for 90+ SA: lifetime coverage at expected Reserve Approach Lifetime coverage for exposure at expected default rates and severities Lifetime coverage for exposure at expected default rates All Credit Risk in mezzanine layer. All Credit Risk subject to Credit Enhancements (MI on some loans) Off Balance Sheet

Credit Risk Management Credit Reserves Summary Credit Reserves Summary Credit Reserves Summary

Footnotes

Appendix Footnotes to Short-Horizon Performance Chart

Investor Forum Nick Krsnich Senior Managing Director & Chief Investment Officer Countrywide Financial Corporation February 28, 2005

Investor Forum Q & A Countrywide Financial Corporation

This Presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections, and assumptions with respect to, among other things, the Company's future operations, business plans and strategies as well as industry and market conditions, all of which are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; interest rate paths; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like "believe," "expect," "anticipate," "promise," "plan", and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," should," or "could," or "may" are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements. Disclaimer

Fixed Income Investor Forum Countrywide Financial Corporation February 2005